Senior Housing Properties Trust Second Quarter 2017 Supplemental Operating and Financial Data All amounts in this report are unaudited. The Stratford 213 Living Units Carmel, IN

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 2 TABLE OF CONTENT S TABLE OF CONTENTS PAGE CORPORATE INFORMATION 6 Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS 10 Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Income (Additional Data) 14 Consolidated Statements of Cash Flows 15 Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios, Coverage Ratios and Public Debt Covenants 18 Summary of Capital Expenditures 19 Property Acquisitions / Dispositions Information Since January 1, 2017 20 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 21 Consolidated and Same Property Net Operating Income (NOI) and Cash Basis NOI 22 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended June 30, 2017 and 2016 23 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Six Months Ended June 30, 2017 and 2016 24 Calculation and Reconciliation of EBITDA and Adjusted EBITDA 25 Calculation and Reconciliation of Funds from Operations (FFO) and Normalized FFO 26 Definitions of Certain Non-GAAP Financial Measures 27 PORTFOLIO INFORMATION 28 Portfolio Summary by Property Mix and Geographic Diversification 29 Portfolio Summary by Property Type and Tenant 30 Occupancy by Property Type and Tenant 31 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) 32 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations 33 Managed Senior Living Communities Segment and Same Property – Results of Operations 34 MOB Portfolio Segment and Same Property - Results of Operations 35 MOB Leasing Summary 36 Tenants Representing 1% or More of Total Rent 37 Portfolio Lease Expiration Schedule 38

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 3 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "PLAN", "ESTIMATE", "WILL", "MAY" AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RETAIN OUR EXISTING TENANTS, ATTRACT NEW TENANTS AND MAINTAIN OR INCREASE CURRENT RENTAL RATES, • THE CREDIT QUALITIES OF OUR TENANTS, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • OUR ACQUISITIONS AND SALES OF PROPERTIES, • THE ABILITY OF THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES TO MAINTAIN AND INCREASE OCCUPANCY AND REVENUES AT THOSE COMMUNITIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • OUR BELIEF THAT THE AGING U.S. POPULATION AND INCREASING LIFE SPANS OF SENIORS WILL INCREASE THE DEMAND FOR SENIOR LIVING SERVICES, • OUR BELIEF THAT FIVE STAR SENIOR LIVING INC., OR FIVE STAR, OUR FORMER SUBSIDIARY AND LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES, HAS ADEQUATE FINANCIAL RESOURCES AND LIQUIDITY AND THE ABILITY TO MEET ITS OBLIGATIONS TO US AND TO MANAGE OUR SENIOR LIVING COMMUNITIES SUCCESSFULLY, AND • OTHER MATTERS.

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 4 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (continued ) OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS AND MANAGERS, • THE IMPACT OF THE PATIENT PROTECTION AND AFFORDABLE CARE ACT, AS AMENDED BY THE HEALTH CARE AND EDUCATION RECONCILIATION ACT, OR COLLECTIVELY, THE ACA, INCLUDING CURRENT PROPOSALS TO REPEAL OR TO REPEAL AND REPLACE THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS ON US, ON OUR TENANTS AND MANAGERS AND ON THEIR ABILITY TO PAY OUR RENTS AND RETURNS, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, FIVE STAR, THE RMR GROUP LLC, OR RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • FIVE STAR IS OUR LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES AND IT MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO: • CHANGES IN MEDICARE OR MEDICAID POLICIES, INCLUDING THOSE THAT MAY RESULT FROM THE ACA, INCLUDING CURRENT PROPOSALS TO REPEAL OR TO REPEAL AND REPLACE THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS, WHICH COULD RESULT IN REDUCED MEDICARE OR MEDICAID RATES OR A FAILURE OF SUCH RATES TO COVER FIVE STAR'S COSTS OR LIMIT THE SCOPE OR FUNDING OF EITHER OR BOTH PROGRAMS, • THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON FIVE STAR AND ITS RESIDENTS AND OTHER CUSTOMERS, • COMPETITION WITHIN THE SENIOR LIVING SERVICES BUSINESS, • INCREASES IN INSURANCE AND TORT LIABILITY COSTS, AND • INCREASES IN FIVE STAR'S LABOR COSTS OR IN COSTS FIVE STAR PAYS FOR GOODS AND SERVICES. • IF FIVE STAR'S OPERATIONS CONTINUE TO BE UNPROFITABLE, IT MAY DEFAULT ON ITS RENT OBLIGATIONS TO US, • IF FIVE STAR FAILS TO PROVIDE QUALITY SERVICES AT SENIOR LIVING COMMUNITIES THAT WE OWN, OUR INCOME FROM THESE COMMUNITIES MAY BE ADVERSELY AFFECTED, • IN RESPONSE TO COMPETITIVE PRESSURES RESULTING FROM RECENT AND EXPECTED NEW SUPPLY OF SENIOR LIVING COMMUNITIES, WE HAVE BEEN INVESTING IN IMPROVEMENTS TO OUR EXISTING SENIOR LIVING COMMUNITIES. OUR COMMUNITIES MAY FAIL TO BE COMPETITIVE AND THEY MAY FAIL TO ATTRACT RESIDENTS, DESPITE OUR CAPITAL INVESTMENTS, • OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND DEFAULT ON THEIR RENT OBLIGATIONS TO US, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE AND OPERATE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND ARRANGE FOR THEIR PROFITABLE OPERATION OR LEASE THEM FOR RENTS, LESS OUR PROPERTY OPERATING EXPENSES, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES AND ANY RELATED LEASES OR MANAGEMENT ARRANGEMENTS WE MAY EXPECT TO ENTER INTO MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE, • WE EXPECT TO ENTER INTO ADDITIONAL LEASE OR MANAGEMENT ARRANGEMENTS WITH FIVE STAR FOR ADDITIONAL SENIOR LIVING COMMUNITIES THAT WE OWN OR MAY ACQUIRE IN THE FUTURE. HOWEVER, WE CANNOT BE SURE THAT WE WILL ENTER INTO ANY ADDITIONAL LEASES, MANAGEMENT ARRANGEMENTS OR OTHER TRANSACTIONS WITH FIVE STAR,

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 5 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (continued ) • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE CREDIT FACILITIES WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH FACILITIES, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS MAY BE INCREASED TO UP TO $3.1 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOANS AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • FOR THE THREE MONTHS ENDED JUNE 30, 2017, APPROXIMATELY 97% OF OUR NOI WAS GENERATED FROM PROPERTIES WHERE A MAJORITY OF THE REVENUES ARE DERIVED FROM OUR TENANTS’ AND RESIDENTS’ PRIVATE RESOURCES. THIS MAY IMPLY THAT WE WILL MAINTAIN OR INCREASE THE PERCENTAGE OF OUR NOI GENERATED FROM PRIVATE RESOURCES AT OUR SENIOR LIVING COMMUNITIES. HOWEVER, OUR RESIDENTS AND PATIENTS MAY BECOME UNABLE TO FUND OUR CHARGES WITH PRIVATE RESOURCES AND WE MAY BE REQUIRED OR MAY ELECT FOR BUSINESS REASONS TO ACCEPT OR PURSUE REVENUES FROM GOVERNMENT SOURCES, WHICH COULD RESULT IN AN INCREASED PART OF OUR NOI AND REVENUE BEING GENERATED FROM GOVERNMENT PAYMENTS AND OUR BECOMING MORE DEPENDENT ON GOVERNMENT PAYMENTS, • CIRCUMSTANCES THAT ADVERSELY AFFECT THE ABILITY OF SENIORS OR THEIR FAMILIES TO PAY FOR OUR TENANTS' AND MANAGER'S SERVICES, SUCH AS ECONOMIC DOWNTURNS, WEAK HOUSING MARKET CONDITIONS, HIGHER LEVELS OF UNEMPLOYMENT AMONG OUR RESIDENTS' FAMILY MEMBERS, LOWER LEVELS OF CONSUMER CONFIDENCE, STOCK MARKET VOLATILITY AND/OR CHANGES IN DEMOGRAPHICS GENERALLY COULD AFFECT THE PROFITABILITY OF OUR SENIOR LIVING COMMUNITIES, • WE MAY NOT BE ABLE TO SELL PROPERTIES THAT WE DETERMINE TO OFFER FOR SALE ON TERMS ACCEPTABLE TO US OR OTHERWISE, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING FIVE STAR, RMR LLC, RMR INC., ABP TRUST, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • OUR SENIOR LIVING COMMUNITIES ARE SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, LICENSURE AND OVERSIGHT. WE SOMETIMES EXPERIENCE DEFICIENCIES IN THE OPERATION OF OUR SENIOR LIVING COMMUNITIES AND SOME OF OUR COMMUNITIES MAY BE PROHIBITED FROM ADMITTING NEW RESIDENTS OR OUR LICENSE TO CONTINUE OPERATIONS AT A COMMUNITY MAY BE REVOKED. ALSO, OPERATING DEFICIENCIES OR A LICENSE REVOCATION AT ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES MAY HAVE AN ADVERSE IMPACT ON OUR ABILITY TO OBTAIN LICENSES FOR, OR ATTRACT RESIDENTS TO, OUR OTHER COMMUNITIES, AND • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS NEW LEGISLATION OR REGULATIONS AFFECTING OUR BUSINESS OR THE BUSINESSES OF OUR TENANTS OR MANAGERS, CHANGES IN OUR TENANTS' OR MANAGERS' REVENUES OR COSTS, CHANGES IN OUR TENANTS' OR MANAGERS' FINANCIAL CONDITIONS, DEFICIENCIES IN OPERATIONS BY A TENANT OR MANAGER OF ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES, CHANGED MEDICARE OR MEDICAID RATES, ACTS OF TERRORISM, NATURAL DISASTERS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 6 CORPORATE INFORMATION 6 Cedars Sinai Medical Towers Tenants: Various 331,000 Sq. Ft. Los Angeles, CA

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 7 COM PAN Y PROFIL E The Company: Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, which owns independent and assisted living communities, continuing care retirement communities, skilled nursing facilities, or SNFs, wellness centers, and properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, or MOBs, located throughout the U.S. We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index. Management: SNH is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly owned REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Select Income REIT, a REIT which owns properties that are primarily leased to single tenants, and Government Properties Income Trust, a REIT that primarily owns properties leased to the U.S. and state governments. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities (including senior living communities that SNH owns), and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of June 30, 2017, RMR had $27.9 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,400 properties and approximately 53,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Corporate Headquarters: Two Newton Place 255 Washington Street Suite 300 Newton, MA 02458-1634 (t) (617)796-8350 (f) (617)796-8349 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: SNH 5.625% Senior Notes due 2042: SNHNI 6.250% Senior Notes due 2046: SNHNL Senior Unsecured Debt Ratings: Moody's: Baa3 Standard & Poor's: BBB- COMPANY PROFILE

INVESTOR INFORMATION

INVESTOR INFORMATION

Board of Trustees

John L. Harrington
Independent Trustee

Lisa Harris Jones
Independent Trustee

Jeffrey P. Somers
Lead Independent Trustee

Adam D. Portnoy
Managing Trustee

Barry M. Portnoy
Managing Trustee

Senior Management

David J. Hegarty
President & Chief Operating Officer

Richard W. Siedel, Jr.
Chief Financial Officer & Treasurer

Contact Information

Investor Relations

Senior Housing Properties Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350
(f) (617) 796-8349
(email) info@snhreit.com
(website) www.snhreit.com

Inquiries

Financial inquiries should be directed to Richard W. Siedel, Jr.
Chief Financial Officer & Treasurer, at (617) 796-8223,
or rsiedel@snhreit.com.

Investor and media inquiries should be directed to
Brad Shepherd, Director, Investor Relations, at
(617) 796-8234, or bshepherd@snhreit.com.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
8

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

Bank of America / Merrill Lynch
Juan Sanabria
(646) 855-1589
juan.sanabria@baml.com

Cantor Fitzgerald
Joseph France
(212) 915-1239
jfrance@cantor.com

FBR & Co.
Bryan Maher
(646) 885-5423
bmaher@fbr.com

Jefferies & Company
Omotayo Okusanya
(212) 336-7076
tokusanya@jefferies.com

JMP Securities
Peter Martin
(415) 835-8904
pmartin@jmpsecurities.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Robert W. Baird & Co.
Drew Babin
(610) 238-6634
dbabin@wbaird.com

UBS
Nick Yulico
(212) 713-3402
nick.yulico@ubs.com

Wells Fargo Securities
Todd Stender
(212) 214-8067
todd.stender@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

Standard & Poor's
Michael Souers
(212) 438-2508
michael.souers@standardandpoors.com

SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
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Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 10 FINANCIALS Tenant: Medtronic, Inc. 145,000 Sq. Ft. San Antonio, TX 10

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Selected Balance Sheet Data:					
Total gross assets (1)	$ 8,610,002	$ 8,597,102	$ 8,555,765	$ 8,510,876	$ 8,501,876
Total assets	$ 7,183,620	$ 7,220,204	$ 7,227,754	$ 7,230,098	$ 7,265,767
Total liabilities	$ 3,842,841	$ 3,801,180	$ 4,028,349	$ 3,991,130	$ 3,980,199
Total equity	$ 3,340,779	$ 3,419,024	$ 3,199,405	$ 3,238,968	$ 3,285,568
Selected Income Statement Data:					
Total revenues (2)	$ 265,013	$ 264,561	$ 274,296	$ 263,983	$ 261,367
Net income	$ 17,402	$ 32,281	$ 42,885	$ 27,903	$ 39,233
Net income attributable to common shareholders	$ 16,042	$ 32,155	$ 42,885	$ 27,903	$ 39,233
NOI (3)	$ 162,218	$ 163,504	$ 173,275	$ 160,636	$ 163,893
Adjusted EBITDA (4)	$ 151,808	$ 152,984	$ 162,505	$ 150,157	$ 153,661
FFO (5)	$ 85,488	$ 104,874	$ 117,522	$ 104,825	$ 111,505
Normalized FFO (5)	$ 103,601	$ 108,432	$ 118,601	$ 105,733	$ 111,685
Per Common Share Data (basic and diluted):					
Net income attributable to common shareholders	$ 0.07	$ 0.14	$ 0.18	$ 0.12	$ 0.17
FFO (5)	$ 0.36	$ 0.44	$ 0.50	$ 0.44	$ 0.47
Normalized FFO (5)	$ 0.44	$ 0.46	$ 0.50	$ 0.45	$ 0.47
Dividends:					
Annualized distribution paid per common share (6)	$ 1.56	$ 1.56	$ 1.56	$ 1.56	$ 1.56
Annualized distribution yield (at end of period) (6)	7.6%	7.7%	8.2%	6.9%	7.5%
Normalized FFO payout ratio (basic and diluted) (5) (6)	88.6%	85.4%	78.1%	87.6%	83.0%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) In the fourth quarter of 2016, we recognized $10.2 million of percentage rent for the year ended December 31, 2016.
(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to that amount.
(4) See page 25 for the calculation of earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA as adjusted, or Adjusted EBITDA, and a reconciliation of net income determined in accordance with GAAP to these amounts.
(5) See page 26 for the calculation of funds from operations attributable to SNH, or FFO, and Normalized FFO and a reconciliation of net income attributable to common shareholders determined in accordance with GAAP to these amounts.
(6) Stated amounts reflect the annualized regular quarterly distribution rates per share. Annualized distribution yield is the annualized distribution paid during the applicable period divided by the closing price of SNH's common shares on The Nasdaq Stock Market LLC at the end of the period.

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Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 12 CONDENSED CONSOLID ATED BALANCE SHEET S As of June 30, 2017 As of December 31, 2016 ASSETS Real estate properties: Land $ 806,369 $ 803,773 Buildings and improvements 6,993,451 6,926,750 7,799,820 7,730,523 Accumulated depreciation (1,426,382) (1,328,011) 6,373,438 6,402,512 Cash and cash equivalents 27,160 31,749 Restricted cash 13,776 3,829 Acquired real estate leases and other intangible assets, net 476,494 514,446 Other assets, net 292,752 275,218 Total assets $ 7,183,620 $ 7,227,754 LIABILITIES AND EQUITY Unsecured revolving credit facility $ 434,000 $ 327,000 Unsecured term loans, net 547,434 547,058 Senior unsecured notes, net 1,724,210 1,722,758 Secured debt and capital leases, net 817,083 1,117,649 Accrued interest 17,486 18,471 Assumed real estate lease obligations, net 101,007 106,038 Other liabilities 201,621 189,375 Total liabilities 3,842,841 4,028,349 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,558,963 and 237,544,479 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively 2,376 2,375 Additional paid in capital 4,607,742 4,533,456 Cumulative net income 1,667,082 1,618,885 Cumulative other comprehensive income 58,861 34,549 Cumulative distributions (3,175,144) (2,989,860) Total equity attributable to common shareholders 3,160,917 3,199,405 Noncontrolling interest: Total equity attributable to noncontrolling interest 179,862 — Total equity 3,340,779 3,199,405 Total liabilities and equity $ 7,183,620 $ 7,227,754 CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share and per share data)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended June 30, 2017	For the Three Months Ended June 30, 2016	For the Six Months Ended June 30, 2017	For the Six Months Ended June 30, 2016
Revenues:				
Rental income	$ 166,647	$ 163,997	$ 333,090	$ 325,419
Residents fees and services	98,366	97,370	196,484	194,323
Total revenues	265,013	261,367	529,574	519,742
Expenses:				
Property operating expenses	102,795	97,474	203,851	195,422
Depreciation and amortization	69,669	71,372	142,844	142,594
General and administrative	22,922	11,965	38,005	22,828
Acquisition and certain other transaction related costs	—	180	292	619
Impairment of assets	5,082	4,961	5,082	12,351
Total expenses	200,468	185,952	390,074	373,814
Operating income	64,545	75,415	139,500	145,928
Dividend income	659	789	1,319	789
Interest and other income	76	177	195	242
Interest expense	(40,800)	(41,118)	(84,289)	(80,399)
Loss on early extinguishment of debt	(7,353)	—	(7,353)	(6)
Income from continuing operations before income tax expense and equity in earnings of an investee	17,127	35,263	49,372	66,554
Income tax expense	(99)	(108)	(191)	(202)
Equity in earnings of an investee	374	17	502	94
Income before gain on sale of properties	17,402	35,172	49,683	66,446
Gain on sale of properties	—	4,061	—	4,061
Net income	17,402	39,233	49,683	70,507
Net income attributable to noncontrolling interest	(1,360)	—	(1,486)	—
Net income attributable to common shareholders	$ 16,042	$ 39,233	$ 48,197	$ 70,507
Weighted average common shares outstanding (basic)	237,399	237,325	237,395	237,320
Weighted average common shares outstanding (diluted)	237,445	237,363	237,433	237,349
Per common share data (basic and diluted):				
Net income attributable to common shareholders	$ 0.07	$ 0.17	$ 0.20	$ 0.30

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

13

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA)

(dollars in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2017	2016	2017	2016
Additional Data:				
General and administrative expenses / total revenues	8.6%	4.6%	7.2%	4.4%
General and administrative expenses / total assets (at end of period)	0.3%	0.2%	0.5%	0.3%
Non-cash stock based compensation	$ 643	$ 750	$ 1,032	$ 1,268
Non-cash lease termination fees included in rental income	$ —	$ —	$ —	$ 42
Estimated business management incentive fees (1)	$ 10,760	$ —	$ 14,026	$ —
Continuing Operations:				
Straight line rent included in rental income (2)	$ 3,435	$ 4,745	$ 6,865	$ 9,306
Lease value amortization included in rental income (2)	$ 1,320	$ 1,303	$ 2,610	$ 2,558
Amortization of deferred financing fees and debt premiums / discounts	$ 1,343	$ 1,425	$ 2,803	$ 2,783
Non-cash amortization included in property operating expenses (3)	$ 199	$ 199	$ 399	$ 398
Non-cash amortization included in general and administrative expenses (3)	$ 744	$ 744	$ 1,488	$ 1,488

(1) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. The increases in these amounts for the three and six months ended June 30, 2017 compared to the comparable 2016 periods are due to our outperformance of the SNL U.S. REIT Healthcare Index during the applicable measurement period.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees, which are included in general and administrative expenses and property operating expenses, respectively.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
14

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 15 CONSOLID ATED S TA TEMENTS OF CASH FLOW S CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) Six Months Ended June 30, 2017 2016 Cash flows from operating activities: Net income $ 49,683 $ 70,507 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 142,844 142,594 Amortization of debt issuance costs and debt discounts and premiums 2,803 2,783 Straight line rental income (6,865) (9,306) Amortization of acquired real estate leases and other intangible assets (2,610) (2,558) Loss on early extinguishment of debt 7,353 6 Impairment of assets 5,082 12,351 Gain on sale of properties — (4,061) Other non-cash adjustments (1,887) (1,886) Equity in earnings of an investee (502) (94) Change in assets and liabilities: Restricted cash (9,947) (871) Other assets 7,094 6,202 Accrued interest (985) 1,459 Other liabilities 9,487 (955) Net cash provided by operating activities 201,550 216,171 Cash flows from investing activities: Real estate acquisitions and deposits (15,146) (187,150) Real estate improvements (57,067) (48,657) Proceeds from sale of properties — 9,279 Net cash used for investing activities (72,213) (226,528) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes — 250,000 Proceeds from borrowings on revolving credit facility 501,000 340,000 Repayments of borrowings on revolving credit facility (394,000) (366,000) Repayment of other debt (302,476) (31,788) Loss on early extinguishment of debt settled in cash (5,485) — Payment of debt issuance costs — (8,650) Repurchase of common shares (11) — Proceeds from noncontrolling interest, net 255,813 — Distributions to noncontrolling interest (3,483) — Distributions to shareholders (185,284) (185,228) Net cash used for financing activities (133,926) (1,666) Decrease in cash and cash equivalents: (4,589) (12,023) Cash and cash equivalents at beginning of period 31,749 37,656 Cash and cash equivalents at end of period $ 27,160 $ 25,633 Supplemental cash flows information: Interest paid $ 82,470 $ 76,472 Income taxes paid $ 441 $ 355

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)
As of June 30, 2017

	Coupon Rate	Interest Rate [1]	Principal Balance [2]	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:						
Unsecured Floating Rate Debt:						
Unsecured revolving credit facility (LIBOR + 130 b.p.) [3]	2.489%	2.489%	$ 434,000	1/15/2018	$ 434,000	0.5
Unsecured term loan (LIBOR + 140 b.p.) [4]	2.450%	2.450%	350,000	1/15/2020	350,000	2.5
Unsecured term loan (LIBOR + 180 b.p.) [5]	3.030%	3.030%	200,000	9/28/2022	200,000	5.2
Weighted average rate / total unsecured floating rate debt	**2.585%**	**2.585%**	**$ 984,000**		**$ 984,000**	**2.2**
Unsecured Fixed Rate Debt:						
Senior notes due 2019	3.250%	3.250%	$ 400,000	5/1/2019	$ 400,000	1.8
Senior notes due 2020	6.750%	6.750%	200,000	4/15/2020	200,000	2.8
Senior notes due 2021	6.750%	6.750%	300,000	12/15/2021	300,000	4.5
Senior notes due 2024	4.750%	4.750%	250,000	5/1/2024	250,000	6.8
Senior notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	25.1
Senior notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	28.6
Weighted average rate / total unsecured fixed rate debt	**5.368%**	**5.368%**	**$ 1,750,000**		**$ 1,750,000**	**11.6**
Weighted average rate / total unsecured debt	**4.366%**	**4.366%**	**$ 2,734,000**		**$ 2,734,000**	**8.2**
Secured Debt:						
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property	6.730%	4.730%	$ 8,546	4/1/2018	$ 8,328	0.8
Mortgages - secured by 1 property	6.310%	4.450%	12,663	10/1/2018	12,352	1.3
Mortgages - secured by 1 property	6.240%	4.550%	11,960	10/1/2018	11,697	1.3
Mortgage - secured by 10 properties	4.470%	4.350%	68,863	10/5/2018	66,196	1.3
Mortgage - secured by 1 property	4.690%	4.280%	6,498	1/1/2019	6,271	1.5
Mortgage - secured by 4 properties	3.790%	4.270%	44,012	7/1/2019	42,184	2.0
Mortgage - secured by 1 property	7.490%	7.490%	2,870	1/1/2022	62	4.5
Mortgage - secured by 1 property	6.280%	5.170%	14,025	7/1/2022	10,744	5.0
Mortgage - secured by 1 property	4.850%	3.790%	11,495	10/1/2022	10,479	5.3
Capital leases - 2 properties	7.700%	7.700%	11,022	4/30/2026	—	8.8
Mortgages - secured by 1 property [6]	3.530%	3.530%	620,000	8/1/2026	620,000	9.1
Mortgage - secured by 1 property	6.250%	6.250%	2,460	2/1/2033	26	15.6
Mortgage - secured by 1 property	4.375%	4.375%	4,383	9/1/2043	23	26.2
Weighted average rate / total secured fixed rate debt	**3.897%**	**3.801%**	**$ 818,797**		**$ 788,362**	**7.6**
Weighted average rate / total debt	**4.258%**	**4.236%**	**$ 3,552,797**		**$ 3,522,362**	**8.1**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.
(2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.
(3) Represents amount outstanding under our $1,000,000 revolving credit facility. Interest rate is as of June 30, 2017 and excludes the 30 basis points facility fee. In August 2017, we amended the agreement governing our revolving credit facility. As a result of the amendment, the interest rate payable on borrowings under the facility was reduced to LIBOR plus a premium of 120 basis points and the stated maturity date of the facility was extended from January 15, 2018 to January 15, 2022, which, subject to the payment of an extension fee and meeting other conditions, continues to be subject to our option to extend the maturity date of the facility by an additional year.
(4) Represents amount outstanding under our $350,000 term loan.
(5) Represents amount outstanding under our $200,000 term loan. In August 2017, we amended the agreement governing this term loan. As a result of the amendment, the interest rate payable on borrowings under this term loan was reduced to LIBOR plus a premium of 135 basis points. All other terms of the agreement governing this term loan remained substantially unchanged.
(6) The property encumbered by these mortgages is owned by a joint venture, of which we own a 55% equity interest.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

16

DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE

(dollars in thousands)
As of June 30, 2017

Year	Unsecured Floating Rate Debt	% of Total	Unsecured Fixed Rate Debt	% of Total	Secured Fixed Rate Debt (1)	% of Total	Total	% of Total
2017	$ —		$ —		$ 2,934		$ 2,934	
2018	434,000 (2)		—		104,214		538,214	
2019	—		400,000		51,592		451,592	
2020	350,000 (3)		200,000		2,869		552,869	
2021	—		300,000		3,101		303,101	
2022	200,000 (3)		—		23,227		223,227	
2023	—		—		1,713		1,713	
2024	—		250,000		1,871		251,871	
2025	—		—		2,041		2,041	
Thereafter	—		600,000		625,235		1,225,235	
Principal balance	$ 984,000		$ 1,750,000		$ 818,797		$ 3,552,797	
Unamortized debt issuance costs, premiums and discounts	(2,566)		(25,790)		(1,714)		(30,070)	
Total debt, net	$ 981,434	27.9%	$ 1,724,210	48.9%	$ 817,083	23.2%	$ 3,522,727	100.0%

(1) Includes $11,022 of capital lease obligations due in April 2026.

(2) Represents amount outstanding under our $1,000,000 revolving credit facility. In August 2017, we amended the agreement governing our revolving credit facility. As a result of the amendment, the interest rate payable on borrowings under the facility was reduced from LIBOR plus a premium of 130 basis points per annum (as of June 30, 2017) to LIBOR plus a premium of 120 basis points per annum, the facility fee was reduced to 25 basis points per annum and the stated maturity date of the facility was extended from January 15, 2018 to January 15, 2022, which, subject to the payment of an extension fee and meeting other conditions, continues to be subject to our option to extend the maturity date of the facility by an additional year.

(3) Represents the outstanding balance under each of our two term loans. We have a $350,000 term loan which has a maturity date of January 15, 2020 and interest payable on the amount outstanding of LIBOR plus a premium of 140 basis points. We also have a $200,000 term loan which has a maturity date of September 28, 2022. In August 2017, we amended the agreement governing this term loan. As a result of the amendment, the interest rate payable on borrowings under this term loan was reduced from LIBOR plus a premium of 180 basis points per annum (as of June 30, 2017) to LIBOR plus a premium of 135 basis points per annum. All other terms of the agreement governing this term loan remained substantially unchanged.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

17

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Leverage Ratios:					
Total debt (book value) (1) / total gross assets (2)	40.9%	40.5%	43.4%	42.9%	43.1%
Total debt (book value) (1) / gross book value of real estate assets (3)	41.7%	42.0%	45.0%	44.6%	44.8%
Total debt (book value) (1) / total market capitalization (4)	42.0%	42.0%	45.2%	40.4%	42.6%
Secured debt (book value) (1) / total assets	11.4%	15.4%	15.5%	16.2%	8.9%
Variable rate debt (book value) (1) / total debt (book value) (1)	27.9%	18.5%	23.5%	20.9%	35.4%
Coverage Ratios:					
Adjusted EBITDA (5) / interest expense	3.7x	3.5x	3.7x	3.5x	3.7x
Total debt (book value) (1) / annualized Adjusted EBITDA (5)	5.8x	5.7x	5.7x	6.1x	6.0x
Public Debt Covenants:					
Total debt / adjusted total assets (6) - allowable maximum 60.0%	41.5%	41.3%	44.3%	43.9%	44.2%
Secured debt / adjusted total assets (6) - allowable maximum 40.0%	9.6%	13.1%	13.3%	13.9%	7.8%
Consolidated income available for debt service (7) / debt service - required minimum 1.50x	4.09x	3.75x	3.80x	3.75x	3.94x
Total unencumbered assets (6) / unsecured debt - required minimum 150.0%	255.2%	273.2%	247.4%	252.8%	237.5%

(1) Debt amounts are net of certain unamortized premiums, discounts and certain issuance costs.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate assets at cost, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of each period.
(5) See page 25 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount.
(6) Adjusted total assets and total unencumbered assets include original cost of real estate assets before depreciation, but after impairment write downs, and exclude accounts receivable and intangible assets.
(7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
18

SUMMARY OF CAPITAL EXPENDITURES

SUMMARY OF CAPITAL EXPENDITURES

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
MOB tenant improvements (1)	$ 1,575	$ 2,265	$ 7,453	$ 2,652	$ 1,743
MOB leasing costs (2)	2,090	1,108	1,828	1,220	965
MOB building improvements (3)	3,680	1,580	2,874	3,816	4,759
Managed senior living communities capital improvements	3,150	3,786	5,510	4,542	2,628
Recurring capital expenditures	10,495	8,739	17,665	12,230	10,095
Development, redevelopment and other activities (4)	7,530	9,492	7,167	7,362	10,847
Total capital expenditures (5)	$ 18,025	$ 18,231	$ 24,832	$ 19,592	$ 20,942
MOB avg. sq. ft. during period	11,552	11,492	11,416	11,506	11,527
Managed senior living communities avg. units during period	8,802	8,793	8,793	8,716	8,585
MOB building improvements per avg. sq. ft. during period	$ 0.32	$ 0.14	$ 0.25	$ 0.33	$ 0.41
Managed senior living communities capital improvements per avg. unit during period	$ 358	$ 431	$ 627	$ 521	$ 306

(1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space.

(2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and other tenant inducements.

(3) MOB building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(4) Development, redevelopment and other activities generally include (1) capital expenditures that are identified at the time of a property acquisition and incurred within a short period after acquiring the property and (2) capital expenditure projects that reposition a property or result in new sources of revenue.

(5) During the three and six months ended June 30, 2017, we invested $14.8 million and $26.5 million, respectively, in revenue producing capital improvements at certain of our triple net leased senior living communities, and as a result, annual rents payable to us increased or will increase by approximately $1.2 million and $2.1 million, respectively, pursuant to the terms of certain of the applicable leases. These capital improvement amounts are not included in the table above.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
19

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2017

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2017

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

Acquisitions:

Segment	Date Acquired	Location	Number of Properties (Buildings)	Sq. Ft.	Purchase Price (1)	Purchase Price per Sq. Ft.	Cap Rate (2)	Weighted Average Remaining Lease Term (3)	Occupancy (4)	Major Tenant
MOB	1/17/2017	Mission, KS	1 (1)	117	$ 15,071	$ 129	7.7%	10.6	100%	University of Kansas Health System
MOB	7/12/2017	Rockville, MD	1 (1)	59	16,400	$ 278	9.5%	3.9	100%	Multiple
	Total / Weighted Average: MOB Acquisitions		2 (2)	176	$ 31,471	$ 179	8.6%	7.1		

Dispositions: (5)

(1) Represents the purchase price, including assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any.

(2) Represents the ratio of the estimated GAAP-based annual rental income, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs.

(3) Weighted average remaining lease term based on rental income at the time of acquisition.

(4) Occupancy based on leasable square feet as of acquisition date.

(5) In March 2017, we entered into a joint venture arrangement with a sovereign institutional investor for one of our MOBs (two buildings) located in Boston, MA. The investor contributed approximately $260.9 million for a 45% equity interest in the joint venture, and we retained the remaining 55% equity interest in the joint venture. The investment amount was based on a property valuation of $1.2 billion less $620.0 million of existing mortgage debts on the property at the time of the investment.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

20

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(amounts in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	6/30/2017	6/30/2016
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 166,647	$ 166,443	$ 175,277	$ 165,503	$ 163,997	$ 333,090	$ 325,419
Residents fees and services	98,366	98,118	99,019	98,480	97,370	196,484	194,323
Total revenues	265,013	264,561	274,296	263,983	261,367	529,574	519,742
Property operating expenses	(102,795)	(101,057)	(101,021)	(103,347)	(97,474)	(203,851)	(195,422)
Property net operating income (NOI):	162,218	163,504	173,275	160,636	163,893	325,723	324,320
Non-cash straight line rent adjustments	(3,435)	(3,429)	(4,006)	(4,292)	(4,745)	(6,865)	(9,306)
Lease value amortization	(1,320)	(1,291)	(1,147)	(1,236)	(1,303)	(2,610)	(2,558)
Lease termination fee amortization	—	—	—	—	—	—	(42)
Non-cash amortization included in property operating expenses (2)	(199)	(199)	(199)	(199)	(199)	(399)	(398)
Cash Basis NOI	$ 157,264	$ 158,585	$ 167,923	$ 154,909	$ 157,646	$ 315,849	$ 312,016
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 17,402	$ 32,281	$ 42,885	$ 27,903	$ 39,233	$ 49,683	$ 70,507
Gain on sale of properties	—	—	—	—	(4,061)	—	(4,061)
Income before gain on sale of properties	17,402	32,281	42,885	27,903	35,172	49,683	66,446
Equity in earnings of an investee	(374)	(128)	(30)	(13)	(17)	(502)	(94)
Income tax expense	99	92	106	119	108	191	202
Loss on early extinguishment of debt	7,353	—	437	84	—	7,353	6
Interest expense	40,800	43,488	43,737	43,438	41,118	84,289	80,399
Interest and other income	(76)	(120)	(99)	(89)	(177)	(195)	(242)
Dividend income	(659)	(659)	(659)	(659)	(789)	(1,319)	(789)
Operating income	64,545	74,954	86,377	70,783	75,415	139,500	145,928
Impairment of assets	5,082	—	1,744	4,578	4,961	5,082	12,351
Acquisition and certain other transaction related costs	—	292	642	824	180	292	619
General and administrative expense	22,922	15,083	11,619	12,107	11,965	38,005	22,828
Depreciation and amortization expense	69,669	73,175	72,893	72,344	71,372	142,844	142,594
Property NOI	162,218	163,504	173,275	160,636	163,893	325,723	324,320
Non-cash amortization included in property operating expenses (2)	(199)	(199)	(199)	(199)	(199)	(399)	(398)
Lease termination fee amortization	—	—	—	—	—	—	(42)
Lease value amortization	(1,320)	(1,291)	(1,147)	(1,236)	(1,303)	(2,610)	(2,558)
Non-cash straight line rent adjustments	(3,435)	(3,429)	(4,006)	(4,292)	(4,745)	(6,865)	(9,306)
Cash Basis NOI	$ 157,264	$ 158,585	$ 167,923	$ 154,909	$ 157,646	$ 315,849	$ 312,016

(1) See Definitions of Certain Non-GAAP Financial Measures on page 27 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in property operating expenses.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

21

CONSOLIDATED AND SAME PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI

SNH

CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI [(1)]

(dollars in thousands)

	For the Three Months Ended			For the Six Months Ended		
	6/30/2017	6/30/2016	% Change	6/30/2017	6/30/2016	% Change
NOI:						
Triple Net Leased Senior Living Communities	$ 67,426	$ 66,018	2.1 %	$ 134,678	$ 130,963	2.8 %
Managed Senior Living Communities	23,217	25,728	(9.8)%	47,456	50,503	(6.0)%
MOB Portfolio	67,005	67,569	(0.8)%	134,474	133,743	0.5 %
Non-Segment [(2)]	4,570	4,578	(0.2)%	9,115	9,111	— %
Total	$ 162,218	$ 163,893	(1.0)%	$ 325,723	$ 324,320	0.4 %
Cash Basis NOI:						
Triple Net Leased Senior Living Communities	$ 66,648	$ 64,870	2.7 %	$ 133,124	$ 128,643	3.5 %
Managed Senior Living Communities	23,217	25,728	(9.8)%	47,456	50,503	(6.0)%
MOB Portfolio	63,021	62,662	0.6 %	126,540	124,144	1.9 %
Non-Segment [(2)]	4,378	4,386	(0.2)%	8,729	8,726	— %
Total	$ 157,264	$ 157,646	(0.2)%	$ 315,849	$ 312,016	1.2 %

SAME PROPERTY NOI AND CASH BASIS NOI [(1)]

(dollars in thousands)

	For the Three Months Ended [(3)]			For the Six Months Ended [(4)]		
	6/30/2017	6/30/2016	% Change	6/30/2017	6/30/2016	% Change
NOI:						
Triple Net Leased Senior Living Communities	$ 64,970	$ 64,240	1.1 %	$ 129,765	$ 128,338	1.1 %
Managed Senior Living Communities	22,230	24,200	(8.1)%	45,205	47,914	(5.7)%
MOB Portfolio	64,586	65,742	(1.8)%	128,590	130,110	(1.2)%
Non-Segment [(2)]	4,570	4,578	(0.2)%	9,115	9,111	— %
Total	$ 156,356	$ 158,760	(1.5)%	$ 312,675	$ 315,473	(0.9)%
Cash Basis NOI:						
Triple Net Leased Senior Living Communities	$ 64,192	$ 63,121	1.7 %	$ 128,211	$ 126,114	1.7 %
Managed Senior Living Communities	22,230	24,200	(8.1)%	45,205	47,914	(5.7)%
MOB Portfolio	60,904	61,035	(0.2)%	121,385	120,930	0.4 %
Non-Segment [(2)]	4,378	4,386	(0.2)%	8,729	8,726	— %
Total	$ 151,704	$ 152,742	(0.7)%	$ 303,530	$ 303,684	(0.1)%

(1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 23-24 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) Consists of properties owned continuously and properties owned and managed continuously by the same operator since April 1, 2016 and includes our MOB (two buildings) that is subject to a joint venture arrangement and excludes properties classified as held for sale, if any.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our MOB (two buildings) that is subject to a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
22

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED JUNE 30, 2017 AND 2016

SNH

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1)

(dollars in thousands)

	For the Three Months Ended June 30, 2017					For the Three Months Ended June 30, 2016				
	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	MOBs	Non-Segment (2)	Total	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	MOBs	Non-Segment (2)	Total
Calculation of NOI and Cash Basis NOI:										
Rental income / residents fees and services	$ 67,426	$ 98,366	$ 94,651	$ 4,570	$ 265,013	$ 66,441	$ 97,370	$ 92,978	$ 4,578	$ 261,367
Property operating expenses	—	(75,149)	(27,646)	—	(102,795)	(423)	(71,642)	(25,409)	—	(97,474)
Property net operating income (NOI)	$ 67,426	$ 23,217	$ 67,005	$ 4,570	$ 162,218	$ 66,018	$ 25,728	$ 67,569	$ 4,578	$ 163,893
NOI change	2.1%	(9.8)%	(0.8)%	(0.2)%	(1.0)%					
Property NOI	$ 67,426	$ 23,217	$ 67,005	$ 4,570	$ 162,218	$ 66,018	$ 25,728	$ 67,569	$ 4,578	$ 163,893
Less:										
Non-cash straight line rent adjustments	778	—	2,520	137	3,435	1,148	—	3,460	137	4,745
Lease value amortization	—	—	1,265	55	1,320	—	—	1,248	55	1,303
Non-cash amortization included in property operating expenses (3)	—	—	199	—	199	—	—	199	—	199
Cash Basis NOI	$ 66,648	$ 23,217	$ 63,021	$ 4,378	$ 157,264	$ 64,870	$ 25,728	$ 62,662	$ 4,386	$ 157,646
Cash Basis NOI change	2.7%	(9.8)%	0.6 %	(0.2)%	(0.2)%					
Reconciliation of NOI to Same Property NOI:										
Property NOI	$ 67,426	$ 23,217	$ 67,005	$ 4,570	$ 162,218	$ 66,018	$ 25,728	$ 67,569	$ 4,578	$ 163,893
Less:										
NOI not included in same property	2,456	987	2,419	—	5,862	1,778	1,528	1,827	—	5,133
Same property NOI (4)	$ 64,970	$ 22,230	$ 64,586	$ 4,570	$ 156,356	$ 64,240	$ 24,200	$ 65,742	$ 4,578	$ 158,760
Same property NOI change	1.1%	(8.1)%	(1.8)%	(0.2)%	(1.5)%					
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:										
Same property NOI (4)	$ 64,970	$ 22,230	$ 64,586	$ 4,570	$ 156,356	$ 64,240	$ 24,200	$ 65,742	$ 4,578	$ 158,760
Less:										
Non-cash straight line rent adjustments	778	—	2,215	137	3,130	1,119	—	3,344	137	4,600
Lease value amortization	—	—	1,268	55	1,323	—	—	1,166	55	1,221
Non-cash amortization included in property operating expenses (3)	—	—	199	—	199	—	—	197	—	197
Same property cash basis NOI (4)	$ 64,192	$ 22,230	$ 60,904	$ 4,378	$ 151,704	$ 63,121	$ 24,200	$ 61,035	$ 4,386	$ 152,742
Same property cash basis NOI change	1.7%	(8.1)%	(0.2)%	(0.2)%	(0.7)%					

(1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 27 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in property operating expenses.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since April 1, 2016 and includes our MOB (two buildings) that is subject to a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

23

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2016

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT [(1)]

(dollars in thousands)

	For the Six Months Ended June 30, 2017					For the Six Months Ended June 30, 2016				
Calculation of NOI and Cash Basis NOI:	**Triple Net Leased Senior Living Communities**	**Managed Senior Living Communities**	**MOBs**	**Non-Segment [(2)]**	**Total**	**Triple Net Leased Senior Living Communities**	**Managed Senior Living Communities**	**MOBs**	**Non-Segment [(2)]**	**Total**
Rental income / residents fees and services	$ 134,678	$ 196,484	$ 189,297	$ 9,115	$ 529,574	$ 131,749	$ 194,323	$ 184,559	$ 9,111	$ 519,742
Property operating expenses	—	(149,028)	(54,823)	—	(203,851)	(786)	(143,820)	(50,816)	—	(195,422)
Property net operating income (NOI)	$ 134,678	$ 47,456	$ 134,474	$ 9,115	$ 325,723	$ 130,963	$ 50,503	$ 133,743	$ 9,111	$ 324,320
NOI change	2.8%	(6.0)%	0.5 %	—%	0.4 %					
Property NOI	$ 134,678	$ 47,456	$ 134,474	$ 9,115	$ 325,723	$ 130,963	$ 50,503	$ 133,743	$ 9,111	$ 324,320
Less:										
Non-cash straight line rent adjustments	1,554	—	5,035	276	6,865	2,320	—	6,711	275	9,306
Lease value amortization	—	—	2,500	110	2,610	—	—	2,448	110	2,558
Lease termination fee amortization	—	—	—	—	—	—	—	42	—	42
Non-cash amortization included in property operating expenses [(3)]	—	—	399	—	399	—	—	398	—	398
Cash Basis NOI	$ 133,124	$ 47,456	$ 126,540	$ 8,729	$ 315,849	$ 128,643	$ 50,503	$ 124,144	$ 8,726	$ 312,016
Cash Basis NOI change	3.5%	(6.0)%	1.9 %	—%	1.2 %					
Reconciliation of NOI to Same Property NOI:										
Property NOI	$ 134,678	$ 47,456	$ 134,474	$ 9,115	$ 325,723	$ 130,963	$ 50,503	$ 133,743	$ 9,111	$ 324,320
Less:										
NOI not included in same property	4,913	2,251	5,884	—	13,048	2,625	2,589	3,633	—	8,847
Same property NOI [(4)]	$ 129,765	$ 45,205	$ 128,590	$ 9,115	$ 312,675	$ 128,338	$ 47,914	$ 130,110	$ 9,111	$ 315,473
Same property NOI change	1.1%	(5.7)%	(1.2)%	—%	(0.9)%					
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:										
Same property NOI [(4)]	$ 129,765	$ 45,205	$ 128,590	$ 9,115	$ 312,675	$ 128,338	$ 47,914	$ 130,110	$ 9,111	$ 315,473
Less:										
Non-cash straight line rent adjustments	1,554	—	4,378	276	6,208	2,224	—	6,602	275	9,101
Lease value amortization	—	—	2,428	110	2,538	—	—	2,185	110	2,295
Non-cash amortization included in property operating expenses [(3)]	—	—	399	—	399	—	—	393	—	393
Same property cash basis NOI [(4)]	$ 128,211	$ 45,205	$ 121,385	$ 8,729	$ 303,530	$ 126,114	$ 47,914	$ 120,930	$ 8,726	$ 303,684
Same property cash basis NOI change	1.7%	(5.7)%	0.4 %	—%	(0.1)%					

(1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 27 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in property operating expenses.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our MOB (two buildings) that is subject to a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
24

CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA

SNH

CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

(amounts in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	6/30/2017	6/30/2016
Net income	$ 17,402	$ 32,281	$ 42,885	$ 27,903	$ 39,233	$ 49,683	$ 70,507
Interest expense	40,800	43,488	43,737	43,438	41,118	84,289	80,399
Income tax expense	99	92	106	119	108	191	202
Depreciation and amortization expense	69,669	73,175	72,893	72,344	71,372	142,844	142,594
EBITDA	127,970	149,036	159,621	143,804	151,831	277,007	293,702
General and administrative expense paid in common shares (2)	643	390	61	867	750	1,032	1,268
Estimated business management incentive fees (3)	10,760	3,266	—	—	—	14,026	—
Acquisition and certain other transaction related costs	—	292	642	824	180	292	619
Impairment of assets	5,082	—	1,744	4,578	4,961	5,082	12,351
Loss on early extinguishment of debt	7,353	—	437	84	—	7,353	6
Gain on sale of properties	—	—	—	—	(4,061)	—	(4,061)
Adjusted EBITDA	$ 151,808	$ 152,984	$ 162,505	$ 150,157	$ 153,661	$ 304,792	$ 303,885

(1) See Definitions of Certain Non-GAAP Financial Measures on page 27 for a definition of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures.

(2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of The RMR Group LLC.

(3) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

25

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (1)

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	6/30/2017	3/31/2016
Net income attributable to common shareholders	$ 16,042	$ 32,155	$ 42,885	$ 27,903	$ 39,233	$ 48,197	$ 70,507
Depreciation and amortization expense	69,669	73,175	72,893	72,344	71,372	142,844	142,594
Noncontrolling interest's share of net FFO adjustments	(5,305)	(456)	—	—	—	(5,761)	—
Gain on sale of properties	—	—	—	—	(4,061)	—	(4,061)
Impairment of assets	5,082	—	1,744	4,578	4,961	5,082	12,351
FFO	85,488	104,874	117,522	104,825	111,505	190,362	221,391
Estimated business management incentive fees (2)	10,760	3,266	—	—	—	14,026	—
Acquisition and certain other transaction related costs	—	292	642	824	180	292	619
Loss on early extinguishment of debt	7,353	—	437	84	—	7,353	6
Normalized FFO	$ 103,601	$ 108,432	$ 118,601	$ 105,733	$ 111,685	$ 212,033	$ 222,016
Weighted average common shares outstanding (basic)	237,399	237,391	237,391	237,347	237,325	237,395	237,320
Weighted average common shares outstanding (diluted)	237,445	237,416	237,393	237,396	237,363	237,433	237,349
Per Common Share Data (basic and diluted):							
Net income attributable to common shareholders	$ 0.07	$ 0.14	$ 0.18	$ 0.12	$ 0.17	$ 0.20	$ 0.30
FFO	$ 0.36	$ 0.44	$ 0.50	$ 0.44	$ 0.47	$ 0.80	$ 0.93
Normalized FFO	$ 0.44	$ 0.46	$ 0.50	$ 0.45	$ 0.47	$ 0.89	$ 0.94

(1) See Definitions of Certain Non-GAAP Financial Measures on page 27 for a definition of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

26

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 27 DEFINITIONS OF CER TAIN NON-GAA P FINANCIA L MEASURE S NOI and Cash Basis NOI The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 21. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions because we record those amounts as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI internally to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because these measures reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to common shareholders or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 25. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributable to common shareholders and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income attributable to common shareholders or operating income as an indicator of operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO We calculate FFO and Normalized FFO as shown on page 26. FFO is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or NAREIT, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties and impairment of real estate assets, plus real estate depreciation and amortization and the difference between net income attributable to common shareholders and FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from NAREIT's definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude acquisition and certain other transaction related costs expensed under GAAP such as legal and professional fees associated with our acquisition and disposition activities, gains and losses on early extinguishment of debt, if any, and Normalized FFO from noncontrolling interest, net of FFO, if any. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributable to common shareholders and operating income. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to common shareholders or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 28 PORTFOLIO INFORMATION 28 The Forum at Deer Creek 291 Independent Living , Assisted Living and Skilled Nursing Units Deerfield Beach, FL Tenant: Five Star Senior Living

Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 29 PORTFOLIO SUMMA RY B Y PROPERT Y MIX AND GEOGRAPHIC DIVERSIFIC ATIO N PORTFOLIO SUMMARY BY PROPERTY MIX AND GEOGRAPHIC DIVERSIFICATION (1) See Page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. (2) Cost of real estate properties is before depreciation and less impairment write downs, if any. Property Mix (based on Q2 2017 NOI) Independent Living: 28% Assisted Living: 25% SNFs: 3% MOBs: 41% Wellness Centers: 3% Geographic Diversification (based on Cost of Real Estate Properties as of June 30, 2017) MA: 14%CA: 10% FL: 10% TX: 7% GA: 5% MD: 4% WI: 4% NC: 3% VA: 3% NY: 3% 32 Other States + D.C.: 37% (1) (2)

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

SNH

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

(dollars in thousands, except investment per unit / bed or square foot)

As of June 30, 2017

	Number of Properties	Number of Units / Beds or Square Feet		Carrying Value of Investment (1)	% of Total Investment	Investment per Unit / Bed or Square Foot (2)	Q2 2017 NOI (3)	% of Q2 2017 Total NOI
Property Type:								
Independent living (4)	68	16,452		$ 2,360,927	28.0%	$ 143,504	$ 45,652	28.1%
Assisted living (4)	197	14,443		2,115,511	25.1%	$ 146,473	40,750	25.1%
Skilled nursing facilities (4)	39	4,131		186,802	2.2%	$ 45,220	4,241	2.6%
Subtotal senior living communities	304	35,026		4,663,240	55.3%	$ 133,137	90,643	55.8%
MOBs (5)	120	11,552,323	sq. ft.	3,598,811	42.6%	$ 312	67,005	41.4%
Wellness centers	10	812,000	sq. ft.	178,172	2.1%	$ 219	4,570	2.8%
Total	434			$ 8,440,223	100.0%		$ 162,218	100.0%
Tenant / Operator / Managed Properties:								
Five Star	185	20,187		$ 2,314,805	27.5%	$ 114,668	$ 51,124	31.5%
Sunrise Senior Living / Marriott (6)	4	1,619		126,326	1.5%	$ 78,027	3,132	1.9%
Brookdale Senior Living	18	894		69,669	0.8%	$ 77,930	1,813	1.1%
11 private senior living companies (combined)	29	3,520		567,507	6.7%	$ 161,224	11,357	7.0%
Subtotal triple net leased senior living communities	236	26,220		3,078,307	36.5%	$ 117,403	67,426	41.5%
Managed senior living communities (7)	68	8,806		1,584,933	18.8%	$ 179,983	23,217	14.3%
Subtotal senior living communities	304	35,026		4,663,240	55.3%	$ 133,137	90,643	55.8%
MOBs (5)	120	11,552,323	sq. ft.	3,598,811	42.6%	$ 312	67,005	41.4%
Wellness centers	10	812,000	sq. ft.	178,172	2.1%	$ 219	4,570	2.8%
Total	434			$ 8,440,223	100.0%		$ 162,218	100.0%

(1) Represents gross book value of real estate assets before depreciation and purchase price allocations, less impairment write downs, if any.
(2) Represents carrying value of investment divided by the number of living units, beds or rentable square feet, as applicable, at June 30, 2017.
(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount.
(4) Senior living communities are categorized by the type of living units or beds which constitute a majority of the living units or beds at the community.
(5) These 120 MOB properties are comprised of 146 buildings. Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties, and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.
(6) Marriott International, Inc., or Marriott, guarantees the lessee's obligations under these leases.
(7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs.

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Senior Housing Properties Trust Supplemental Operating and Financial Data, June 30, 2017 31 OCCU PANC Y B Y PROPERT Y TYPE AND TENAN T OCCUPANCY BY PROPERTY TYPE AND TENANT (1) For the Twelve Months Ended (2) 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Property Type: Independent living 86.9% 86.9% 86.9% 86.9% 87.1% Assisted living 85.2% 85.9% 86.2% 86.6% 86.8% Skilled nursing facilities 78.1% 78.5% 78.5% 78.7% 78.6% Weighted average occupancy senior living communities 85.1% 85.5% 85.6% 85.8% 86.0% MOBs (3) 96.4% 96.5% 95.9% 95.9% 95.8% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% Tenant / Managed Properties: Five Star 83.3% 83.6% 83.9% 84.2% 84.4% Sunrise Senior Living / Marriott (4) 92.3% 91.8% 91.0% 90.3% 90.3% Brookdale Senior Living 83.9% 84.5% 85.6% 86.6% 87.9% 11 private senior living companies (combined) 89.0% 90.1% 88.8% 88.4% 88.1% Weighted average occupancy triple net leased senior living communities 84.6% 84.9% 85.1% 85.3% 85.4% Managed senior living communities (5) 86.6% 87.2% 87.3% 87.5% 87.8% Weighted average occupancy senior living communities 85.1% 85.5% 85.6% 85.8% 86.0% MOBs (3) 96.4% 96.5% 95.9% 95.9% 95.8% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% (1) Excludes operating data from properties that were sold during the periods presented. (2) Operating data for multi-tenant MOBs are presented as of the end of the period shown; operating data for other tenants are presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. (3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of June 30, 2017 was 96.5%. (4) Marriott guarantees the lessee's obligations under these leases. (5) These senior living communities are managed for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through June 30, 2017, was 86.3%. All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties.

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS)

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) (1)

	For the Twelve Months Ended				
Tenant	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Five Star	1.16x	1.19x	1.21x	1.23x	1.23x
Sunrise Senior Living / Marriott (2)	2.09x	2.05x	1.98x	1.94x	1.93x
Brookdale Senior Living	2.53x	2.59x	2.64x	2.71x	2.76x
11 private senior living companies (combined)	1.26x	1.28x	1.25x	1.26x	1.29x
Weighted average rent coverage triple net leased senior living communities	1.27x	1.30x	1.31x	1.33x	1.33x
Wellness centers	1.85x	1.91x	1.89x	1.90x	1.90x
Total	1.31x	1.33x	1.35x	1.36x	1.37x

(1) Excludes operating data from properties that were sold during the periods presented.
(2) Marriott guarantees the lessee's obligations under these leases.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
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TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS [(1)]

(dollars in thousands)

	As of and for the Three Months Ended June 30, 2017	As of and for the Three Months Ended June 30, 2016	As of and For the Six Months Ended June 30, 2017	As of and For the Six Months Ended June 30, 2016
Number of Properties	236	236	236	236
Number of Units	26,220	26,432	26,220	26,432
Occupancy [(2)]	84.6%	85.4%	84.6%	85.4%
Rent Coverage [(2)]	1.27x	1.33x	1.27x	1.33x
Rental Income	$ 67,426	$ 66,441	$ 134,678	$ 131,749
NOI [(3)]	$ 67,426	$ 66,018	$ 134,678	$ 130,963
Cash Basis NOI [(3)]	$ 66,648	$ 64,870	$ 133,124	$ 128,643
NOI % change	2.1%		2.8%	
Cash Basis NOI % change	2.7%		3.5%	

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS [(1)]

(dollars in thousands)

	As of and for the Three Months Ended June 30, 2017 [(4)]	As of and for the Three Months Ended June 30, 2016 [(4)]	As of and For the Six Months Ended June 30, 2017 [(5)]	As of and For the Six Months Ended June 30, 2016 [(5)]
Number of Properties	227	227	227	227
Number of Units	25,549	25,549	25,549	25,549
Occupancy [(2)]	84.6%	85.4%	84.6%	85.4%
Rent Coverage [(2)]	1.28x	1.33x	1.28x	1.33x
Rental Income	$ 64,970	$ 64,240	$ 129,765	$ 128,338
NOI [(3)]	$ 64,970	$ 64,240	$ 129,765	$ 128,338
Cash Basis NOI [(3)]	$ 64,192	$ 63,121	$ 128,211	$ 126,114
NOI % change	1.1%		1.1%	
Cash Basis NOI % change	1.7%		1.7%	

(1) Includes independent and assisted living communities and SNFs.

(2) All tenant operating data presented are based upon the operating results provided by our tenants for the 12 months ended March 31, 2017 and 2016 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants' facility operations, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties as well as for properties sold during the periods presented.

(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 23-24 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.

(4) Consists of triple net leased senior living communities owned continuously since April 1, 2016 and excludes communities classified as held for sale, if any.

(5) Consists of triple net leased senior living communities owned continuously since January 1, 2016 and excludes communities classified as held for sale, if any.

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MANAGED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

SNH

MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and for the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2017	2016	2017	2016
Number of Properties (1)	68	67	68	67
Number of Units (1)	8,806	8,634	8,806	8,634
Occupancy	85.7 %	87.1%	85.8 %	87.4%
Average Monthly Rate (2)	$ 4,297	$ 4,276	$ 4,310	$ 4,276
Average Monthly Rate % Growth	0.5 %		0.8 %	
Residents Fees and Services	$ 98,366	$ 97,370	$ 196,484	$ 194,323
Property Operating Expenses	(75,149)	(71,642)	(149,028)	(143,820)
NOI (3)	$ 23,217	$ 25,728	$ 47,456	$ 50,503
NOI Margin % (4)	23.6 %	26.4%	24.2 %	26.0%
NOI % Change	(9.8)%		(6.0)%	

MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and for the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2017 (5)	2016 (5)	2017 (6)	2016 (6)
Number of Properties	60	60	60	60
Number of Units	8,103	8,103	8,103	8,103
Occupancy	86.0 %	86.9%	86.1 %	87.3%
Average Monthly Rate (2)	$ 4,328	$ 4,273	$ 4,338	$ 4,273
Average Monthly Rate % Growth	1.3 %		1.5 %	
Residents Fees and Services	$ 91,523	$ 91,349	$ 182,608	$ 183,369
Property Operating Expenses	(69,293)	(67,149)	(137,403)	(135,455)
NOI (3)	$ 22,230	$ 24,200	$ 45,205	$ 47,914
NOI Margin % (4)	24.3 %	26.5%	24.8 %	26.1%
NOI % Change	(8.1)%		(5.7)%	

(1) Includes only those managed senior living communities owned and managed for our account during the periods presented.
(2) Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days.
(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 23-24 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(4) NOI margin % is defined as NOI as a percentage of residents fees and services.
(5) Consists of managed senior living communities owned and managed by the same operator continuously since April 1, 2016 and excludes communities classified as held for sale, if any.
(6) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2016 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust
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MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and for the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2017	2016	2017	2016
Number of Properties	120	123	120	123
Number of Buildings	146	149	146	149
Square Feet [(1)]	11,552	11,610	11,552	11,610
Occupancy [(2)]	96.5 %	95.9%	96.5 %	95.9%
Rental Income [(3)]	$ 94,651	$ 92,978	$ 189,297	$ 184,559
NOI [(4)]	$ 67,005	$ 67,569	$ 134,474	$ 133,743
Cash Basis NOI [(4)]	$ 63,021	$ 62,662	$ 126,540	$ 124,144
NOI Margin % [(5)]	70.8 %	72.7%	71.0 %	72.5%
Cash Basis NOI Margin % [(6)]	69.4 %	71.0%	69.6 %	70.8%
NOI % Change	(0.8)%		0.5 %	
Cash Basis NOI % Change	0.6 %		1.9 %	

MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and for the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2017 [(7)]	2016 [(7)]	2017 [(8)]	2016 [(8)]
Number of Properties	117	117	116	116
Number of Buildings	143	143	140	140
Square Feet [(1)]	11,174	11,168	11,046	11,040
Occupancy [(2)]	96.3 %	96.3%	96.3 %	96.3%
Rental Income [(3)]	$ 91,840	$ 91,002	$ 181,822	$ 180,087
NOI [(4)]	$ 64,586	$ 65,742	$ 128,590	$ 130,110
Cash Basis NOI [(4)]	$ 60,904	$ 61,035	$ 121,385	$ 120,930
NOI Margin % [(5)]	70.3 %	72.2%	70.7 %	72.2%
Cash Basis NOI Margin % [(6)]	68.9 %	70.6%	69.4 %	70.6%
NOI % Change	(1.8)%		(1.2)%	
Cash Basis NOI % Change	(0.2)%		0.4 %	

(1) Prior periods exclude space re-measurements made subsequent to those periods.
(2) Occupancy includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes some triple net lease rental income.
(4) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 23-24 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(5) NOI margin % is defined as NOI as a percentage of rental income.
(6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any.
(7) Consists of MOBs owned continuously since April 1, 2016 and includes our MOB (two buildings) subject to a joint venture arrangement and excludes properties classified as held for sale, if any.
(8) Consists of MOBs owned continuously since January 1, 2016 and includes our MOB (two buildings) subject to a joint venture arrangement and excludes properties classified as held for sale, if any.

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MOB LEASING SUMMARY

MOB LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Properties	120	120	119	119	123
Buildings	146	146	145	145	149
Total sq. ft. (1)	11,552	11,552	11,431	11,401	11,610
Occupancy (2)	96.5%	96.4%	96.5%	95.9%	95.9%
Leasing Activity (sq. ft.):					
New leases	37	51	138	54	46
Renewals	280	186	43	139	137
Total	317	237	181	193	183
Rent Rate on New and Renewed Leases					
New leases	$ 33.18	$ 23.08	$ 26.38	$ 30.42	$ 32.62
Renewals	$ 30.78	$ 31.69	$ 31.46	$ 37.42	$ 32.12
Average net annual rent	$ 31.06	$ 29.83	$ 27.59	$ 35.48	$ 32.24
Leasing Costs and Concession Commitments (3):					
New leases	$ 1,260	$ 1,567	$ 3,013	$ 2,261	$ 1,441
Renewals	5,970	2,801	434	2,709	1,692
Total	$ 7,230	$ 4,368	$ 3,447	$ 4,970	$ 3,133
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 34.23	$ 30.72	$ 21.89	$ 42.26	$ 31.14
Renewals	$ 21.33	$ 15.03	$ 10.09	$ 19.53	$ 12.39
All new and renewed leases	$ 22.83	$ 18.40	$ 19.08	$ 25.85	$ 17.13
Weighted Average Lease Term (years) (4):					
New leases	5.1	5.4	8.1	7.6	5.8
Renewals	4.6	5.6	4.4	6.8	5.3
All new and renewed leases	4.7	5.6	7.1	7.0	5.4
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3):					
New leases	$ 6.65	$ 5.66	$ 2.71	$ 5.56	$ 5.40
Renewals	$ 4.62	$ 2.66	$ 2.30	$ 2.89	$ 2.33
All new and renewed leases	$ 4.87	$ 3.28	$ 2.69	$ 3.72	$ 3.15

(1) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(2) Occupancy includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of June 30, 2017, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization.

The above leasing summary is based on leases entered into during the periods indicated.

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Supplemental Operating and Financial Data, June 30, 2017

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TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(dollars in thousands)

As of June 30, 2017

	Tenant	Facility Type	Annualized Rental Income [(1)]	% of Annualized Rental Income [(1)]	Expiration
1	Five Star	Senior living	$ 210,204	27.5%	2024 - 2032
2	Vertex Pharmaceuticals, Inc. [(2)]	MOB	90,215	11.9%	2028
3	Aurora Health Care, Inc.	MOB	16,896	2.2%	2024
4	Sunrise Senior Living, Inc. / Marriott	Senior living	14,845	2.0%	2023
5	Cedars-Sinai Medical Center	MOB	13,479	1.8%	2017 - 2025
6	Pacifica Senior Living	Senior living	13,424	1.8%	2023
7	Life Time Fitness, Inc.	Wellness center	10,550	1.4%	2028
8	The Scripps Research Institute	MOB	10,177	1.3%	2019
9	Brookdale Senior Living, Inc.	Senior living	9,010	1.2%	2032
10	Medtronic, Inc.	MOB	8,217	1.1%	2017 - 2020
11	HCA Holdings, Inc.	MOB	8,091	1.1%	2018 - 2025
12	Reliant Medical Group, Inc.	MOB	7,595	1.0%	2019
13	Starmark Holdings, LLC	Wellness Center	7,546	1.0%	2023
14	Nanotherapeutics, Inc.	MOB	7,384	1.0%	2031
	All Other Tenants [(3)]		333,539	43.7%	2017 - 2035
	Total Tenants		$ 761,172	100.0%	

(1) Annualized rental income is based on rents pursuant to existing leases as of June 30, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers.

(2) The property leased by this tenant is owned by a joint venture, of which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP.

(3) Includes NOI (three months ended June 30, 2017, annualized) from our managed senior living communities.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017
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PORTFOLIO LEASE EXPIRATION SCHEDULE

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)
As of June 30, 2017

Annualized Rental Income (1)

Year	Senior Living Communities (2)	MOBs	Wellness Centers	Total	Percent of Total Annualized Rental Income Expiring	Cumulative Percentage of Annualized Rental Income Expiring
2017	$ —	$ 17,598	$ —	$ 17,598	2.3%	2.3%
2018	—	23,256	—	23,256	3.1%	5.4%
2019	590	40,820	—	41,410	5.4%	10.8%
2020	—	32,234	—	32,234	4.2%	15.0%
2021	1,424	22,366	—	23,790	3.1%	18.1%
2022	—	21,447	—	21,447	2.8%	20.9%
2023	28,269	11,757	7,546	47,572	6.2%	27.1%
2024	68,870	38,187	—	107,057	14.1%	41.2%
2025	—	12,756	—	12,756	1.7%	42.9%
Thereafter (3)	273,598	149,904	10,550	434,052	57.1%	100.0%
Total	$ 372,751	$ 370,325	$ 18,096	$ 761,172	100.0%	

Average remaining lease term for all properties (weighted by annualized rental income): 9.1 years

Number of Living Units / Beds or Square Feet with Leases Expiring (4)

	Living Units / Beds			Square Feet				
Year	Senior Living Communities (Units / Beds) (2)	Percent of Total Living Units / Beds Expiring	Cumulative Percentage of Total Living Units / Beds Expiring	MOBs (Square Feet)	Wellness Centers (Square Feet)	Total Square Feet	Percent of Total Square Feet Expiring	Cumulative Percentage of Total Square Feet Expiring
2017	—	—%	—%	588,275	—	588,275	4.9%	4.9%
2018	—	—%	—%	784,779	—	784,779	6.6%	11.5%
2019	175	0.5%	0.5%	1,289,088	—	1,289,088	10.8%	22.3%
2020	—	—%	0.5%	1,448,636	—	1,448,636	12.1%	34.4%
2021	361	1.0%	1.5%	695,450	—	695,450	5.8%	40.2%
2022	—	—%	1.5%	773,462	—	773,462	6.5%	46.7%
2023	2,263	6.5%	8.0%	787,930	354,000	1,141,930	9.6%	56.3%
2024	6,561	18.7%	26.7%	1,444,844	—	1,444,844	12.1%	68.4%
2025	—	—%	26.7%	535,419	—	535,419	4.5%	72.9%
Thereafter (3)	25,666	73.3%	100.0%	2,794,925	458,000	3,252,925	27.1%	100.0%
Total	35,026	100.0%		11,142,808	812,000	11,954,808	100.0%	

(1) Annualized rental income is based on rents pursuant to existing leases as of June 30, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers; and includes NOI (three months ended June 30, 2017, annualized) from our managed senior living communities. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned by a joint venture of which we own 55%.

(2) Includes triple net leased and managed independent living communities, assisted living communities, continuing care retirement communities and SNFs. Includes NOI (three months ended June 30, 2017, annualized) from our managed senior living communities.

(3) Includes 8,806 living units leased to our TRSs.

(4) Includes 100% of square feet from a property owned by a joint venture of which we own 55%.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2017

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